INCOME TAX	12 Months Ended
Dec. 31, 2019
INCOME TAX
INCOME TAX

NOTE 8. INCOME TAX

The Company’s net deferred tax asset / (liability) at December 31, 2019 is as follows:

Deferred tax liability
Unrealized gain on securities	$(9,657)
Total deferred tax liability	(9,657)
Valuation allowance	—
Deferred tax liability, net of allowance	$(9,657)

The income tax provision for the period from April 11, 2019 (inception) through December 31, 2019 consists of the following:

Federal
Current	$1,237,860
Deferred	9,657
State
Current	$—
Deferred	—
Change in valuation allowance	—
Income tax provision	$1,247,517

As of December 31, 2019, the Company did not have any U.S. federal and state net operating loss carryovers (“NOLs") available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2019 is as follows:

Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Income tax provision	21.0%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open and subject to examination.